Income Taxes	12 Months Ended
Jun. 30, 2019
Income Taxes
Note 7 - Income Taxes

Our effective tax rate differs from the statutory federal income tax rate, primarily as a result of the changes in valuation allowance, nondeductible permanent differences.

A reconciliation of the federal statutory income tax to our effective income tax is as follows:

	June 30, 2019	June 30, 2018
Federal statutory rates	$(392,070)	$(8,899)
Permanent difference	72,981	-
Valuation allowance against net deferred tax assets	319,089	8,899
Effective rate	$-	$-

The tax effect of temporary differences that give rise to a significant portion of the deferred tax assets and liabilities at June 30, 2019 and June 30, 2018 is presented below:

	June 30, 2019	June 30, 2018
Deferred income tax asset
Net operating loss carryforwards	$310,808	$6,211
Accruals	17,180	2,688
Total deferred income tax asset	327,988	8,899
Valuation allowance	(327,988)	(8,899)
Total deferred income tax asset	$-	$-

Due to the uncertainty surrounding the realization of the benefits of our deferred tax assets in future tax periods, we have placed a valuation allowance against our deferred tax assets at June 30, 2019 and 2018. The Company recognizes valuation allowances to reduce deferred tax assets to the amount that is more likely than not to be realized. The Company’s net deferred income tax asset is not more likely than not to be realized due to the lack of sufficient sources of future taxable income and cumulative losses that have resulted over the years. During the year ended June 30, 2019, the valuation allowance increased by $319,089.

As of June 30, 2019, we had cumulative net operating loss carryforwards for federal income tax purposes of $1,480,038 which can be carried forward to offset future taxable income.